SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) March 1, 1999


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-8 (No. 33-53327, No. 33-61339 and No. 33-60069), we hereby file the following press release.


                                             Contacts:  Terrence Q. Cressy
                                                        (United States)
                                                        (248) 583-8102

                                                        Ralf Peter Thomas
                                                        (Germany)
                                                        (011) 49-6172-87-1270


        DUPONT ANNOUNCES THE COMPLETION OF ITS ACQUISITION OF HERBERTS


        WILMINGTON, Del., March 1 -- DuPont today announced the completion of its acquisition of Herberts, the coatings subsidiary of Hoechst AG. Terms of the acquisition remain unchanged from the preliminary agreement last October: a stock purchase with payment at closing of approximately USD 1.9 billion
(DM 3.1 billion).

        The combined business, to be known as DuPont Performance Coatings, will have annual sales of more than $3.8 billion, making DuPont the world's largest supplier of automotive coatings and the third largest coatings company, overall. The impact of the acquisition on DuPont's earnings per share is projected to be essentially neutral for 1999, and will generate significant shareholder value thereafter.

        "We are extremely pleased by the talent, complementary technology, market positions and regional customer service capabilities we've already seen in the Herberts organization," said Louis F. Savelli, 63, who has been named president, DuPont Performance Coatings. "With such an excellent fit, we will create a significantly improved global business with strong growth and earnings potential," he said.

        Executive management appointments will be balanced by region from both the DuPont and Herberts organizations, and include the naming of two vice president and general managers:

     o Edward J. Donnelly, 53, formerly DuPont director of planning, is named vice president and general manager - Americas, with global respon-sibility for the DuPont Refinish and Liquid Industrial Coatings business;






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     o  John (Jack) R. Lewis, 55, formerly DuPont vice president - automotive
        OEM finishes, becomes vice president and general manager - Europe and Asia, with global responsibility for the newly named divisions, DuPont Herberts Automotive Systems (automotive OEM coatings) and DuPont Powder Coatings.

        Founded in 1802, DuPont is a global research and technology-based company. DuPont serves worldwide markets including food and nutrition, health care; agriculture, fashion and apparel; home and construction; electronics; and transportation. The company operates in more than 70 countries and has 92,000 employees.

        Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures, financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including these discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its Current Report on Form 8-K filed on November 13, 1998 as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; failure of the company or related third parties to become Year 2000 capable; research and development of new products, including regulatory approval and market acceptance.

                                      ###

3/1/99







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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




March 1, 1999









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